UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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PREMIER COMMUNITY BANKSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PREMIER COMMUNITY BANKSHARES, INC.

Dear Shareholder:

You are cordially invited to attend the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of Premier Community Bankshares, Inc. (the “Corporation”) to be held on Tuesday, May 4, 2004 at 3:00 p.m. at Spotswood Country Club located at 1980 Country Club Road, Harrisonburg, Virginia.  At the Annual Meeting, you will be asked to elect three directors for terms of three years each and to ratify the appointment of independent auditors for the Corporation for 2004.  Enclosed with this letter are a formal notice of the Annual Meeting, a Proxy Statement and a form of proxy.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted.  Please complete, sign, date and promptly return the enclosed proxy using the enclosed postage-paid envelope.  The enclosed proxy, when returned properly executed, will be voted in the manner directed in the proxy.

We hope that you will participate in the Annual Meeting, either in person or by proxy.

Sincerely,

/s/ John K. Stephens

/s/ Donald L. Unger

John K. Stephens

Donald L. Unger

Chairman

President and Chief Executive Officer

March 29, 2004

PREMIER COMMUNITY BANKSHARES, INC.

4095 Valley Pike

Winchester, Virginia  22602

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Annual Meeting”) of Premier Community Bankshares, Inc. (the “Corporation”) will be held on Tuesday, May 4, 2004 at 3:00 p.m. at Spotswood Country Club located at 1980 Country Club Road, Harrisonburg, Virginia, for the following  purposes:

1.

To elect three directors to serve for terms of three years each expiring at the 2007 annual meeting of shareholders;

2.

To ratify the appointment of the firm of Yount, Hyde & Barbour, P.C. as independent auditors for the Corporation for the fiscal year ending   December 31, 2004; and

3.

To act upon such other matters as may properly come before the Annual Meeting.

Only holders of record of shares of the Corporation’s common stock at the close of business on March 15, 2004, the record date fixed by the Board of Directors of the Corporation, are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

/s/ Joseph W. Hollis

Joseph W. Hollis

Secretary

March 29, 2004

PREMIER COMMUNITY BANKSHARES, INC.

4095 Valley Pike

Winchester, Virginia  22602

PROXY STATEMENT

This Proxy Statement is furnished to holders of the common stock, par value $1.00 per share (“Common Stock”), of Premier Community Bankshares, Inc. (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, May 4, 2004 at 3:00 p.m. at Spotswood Country Club located at 1980 Country Club Road, Harrisonburg, Virginia, and any duly reconvened meeting after adjournment thereof.

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Corporation, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy card will be mailed on or about March 29, 2004 to all shareholders entitled to vote at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by the Corporation.  In addition, certain officers and regular employees of the Corporation or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Corporation may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On March 15, 2004, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 4,886,484 shares of Common Stock issued and outstanding.  Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner.  “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting.  Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.”  Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Corporation of such inability to vote, broker nonvotes will not be counted as voting in favor of the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

General

The Board of Directors consists of nine members, three of whom are nominated for election as directors at the Annual Meeting to serve for terms of three years each expiring on the date of the annual meeting of shareholders in 2007.  Six other directors are serving terms that end in either 2005 or 2006, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the three nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Corporation.

The following biographical information discloses each director’s age and business experience in the past five years and the year that each individual was first elected to the Board of Directors or its predecessor.

Nominees For Election For Terms That Expire in 2007

Walter H. Aikens, 54, has served as a director of the Corporation and of The Marathon Bank, a subsidiary of the Corporation (“Marathon”), since 1998.  He is President of H & W Construction Co., Inc. and President of Aikens Corporation, both in Winchester, Virginia, and develops real estate for rental property.

Meryl G. Kiser, 56, has served as a director of the Corporation since September 2003.  He has been President – West Virginia Operations for Marathon since August 1, 2003 and is currently President of Premier Bank (In Organization), a new subsidiary that the Corporation is forming.  Mr. Kiser was Chief Executive Officer of Jefferson Security Bank in Shepherdstown, West Virginia from 1994 to June 2003.

Paul R. Yoder, Jr., 62, has served as a director of the Corporation since 2000 and as a director of Rockingham Heritage Bank, a subsidiary of the Corporation (“Rockingham”), since 1989.  He is a physician and surgeon and is a partner in the professional firm of Rockingham Eye Physicians, P.C.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors Whose Terms Expire in 2005

Clifton L. Good, 66, has served as a director of the Corporation since 1989 and as a director of Marathon since 1987.  He is President of Clifton L. Good Realty, Incorporated, in Front Royal, Virginia.

Joseph W. Hollis, 50, has served as a director of the Corporation since 1989 and as a director of Marathon since 1987.  He is President of B. J. Sager (beer distributor) in Winchester, Virginia.  He has been Secretary of the Corporation since 2000.

Wayne B. Ruck, 64, has served as a director of the Corporation since 2000 and as a director of Rockingham since 1996.  From 1970 to 2000, he was a co-founder and co-owner of Packaging Services, Inc. of Weyers Cave, Virginia, and seven other packaging-related companies in the Mid-Atlantic region.  Since 2000, he has served as co-founder and co-owner of The Warehouse Company, a public logistics company in Harrisonburg, Virginia, and Shen-Valley LLC, a real estate development company in Harrisonburg, Virginia, and has retained an ownership position in four other packaging-related companies.

Incumbent Directors Whose Terms Expire in 2006

Stephen T. Heitz, 50, has served as a director of the Corporation since 2000 and as a director of Rockingham since 1989.  He is an attorney and partner in the firm of Litten and Sipe, L.L.P. in Harrisonburg, Virginia.  He has been Treasurer/Assistant Secretary of the Corporation since 2000.

John K. Stephens, 61, has been Chairman of the Corporation since 2000 and President and Chief Executive Officer of Rockingham since 1994.  He was elected Chairman of the Board of Rockingham in 1998.  From 1990 to 1998, Mr. Stephens served as Vice Chairman of the Board of Rockingham.

Donald L. Unger, 62, has been President and Chief Executive Officer of the Corporation and of Marathon since 1992.  He has served as a director of both the Corporation and Marathon since 1993.  Mr. Unger was elected Chairman of Marathon in May 2000.

Executive Officers

John K. Stephens serves as Chairman of the Board of the Corporation and Donald L. Unger serves as President and Chief Executive Officer of the Corporation.  Additional information with respect to these individuals is set forth above.

STOCK OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 1, 2004, certain information with respect to the beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by each of the executive officers named in the “Summary Compensation Table” below and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

The address for each of the following individuals is Premier Community Bankshares, Inc.,      4095 Valley Pike, Winchester, Virginia 22602.

	Number of Shares(1)	Percent of Class (%)
Walter H. Aikens	28,064.57
Clifton L. Good	73,943	1.51
Stephen T. Heitz	18,936.39
Joseph W. Hollis	72,201	1.48
Meryl G. Kiser	5,400.11
Wayne B. Ruck	168,305	3.44
John K. Stephens	93,788	1.92
Donald L. Unger	41,583.85
Paul R. Yoder, Jr.	85,755	1.75

All directors and executive officers as a group (9 persons)	587,975	12.03

___________________

(1)

Amounts disclosed include shares of Common Stock that certain directors have the right to acquire upon the exercise of stock options exercisable within 60 days, as follows: Mr. Aikens, 2,000; Mr. Good, 10,600; Mr. Heitz, 6,000, Mr. Hollis, 2,000; Mr. Kiser, 2,500; Mr. Ruck, 6,000; Mr. Stephens, 11,250; Mr. Unger, 33,750; and Dr. Yoder, 6,000.

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of March 1, 2004, regarding the number of shares of Common Stock beneficially owned by all persons known to the Corporation who own five percent or more of the outstanding shares of Common Stock.

Common Stock

Name and Address

Beneficially Owned

Percentage of Class

Banc Fund IV L.P. (1)

444,596

9.1%

Banc Fund V L.P.

Banc Fund VI L.P.

208 S. LaSalle Street

Chicago, Illinois

___________________

(1)

In a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004 (the “Schedule 13G”), Banc Fund IV L.P. reported beneficial ownership of, including sole voting and dispositive power with respect to, 118,700 shares of Common Stock, Bank Fund V L.P. reported similar beneficial ownership of 226,127 shares of Common Stock and Banc Fund VI L.P. reported similar beneficial ownership of 99,769 shares of Common Stock, as of December 31, 2003.  Banc Fund IV L.P., Banc Fund V L.P. and Banc Fund VI L.P. are under common control, according to the Schedule 13G.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Officers and directors are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2003, all filing requirements applicable to its officers and directors were complied with.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Corporation are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Corporation’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Corporation’s business through discussions with the Chairman, the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Independence of the Directors

The Board of Directors has determined that the following six individuals of its nine members are independent as defined by the listing standards of the Nasdaq Stock Market (“Nasdaq”): Walter H.

Aikens, Clifton L. Good, Stephen T. Heitz, Joseph W. Hollis, Wayne B. Ruck, and Paul R. Yoder, Jr.  In reaching this conclusion, the Board considered that the Corporation and its subsidiary banks conduct business with companies of which certain members of the Board or members of their immediate families are or were directors or officers.

Code of Ethics

The Board of Directors has approved a Code of Ethics for Senior Financial Officers for the Corporation’s Chief Executive Officer and principal financial officers.  The Code of Ethics is designed to promote honest and ethical conduct, proper disclosure of financial information in the Corporation’s periodic reports, and compliance with applicable laws, rules, and regulations by the Corporation’s senior officers who have financial responsibilities.  The Code of Ethics is available on the Corporation’s web page at www.premiercommunitybankshares.com.  Each of the Corporation’s subsidiary banks has a Code of Ethics and Standards of Conduct for officers and employees.

Board and Committee Meeting Attendance

There were 14 meetings of the Board of Directors in 2003.  Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2003.

Committees of the Board

The Corporation has an Audit Committee and a Compensation Committee.  The Corporation does not have a standing Nominating Committee.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling the Board’s oversight responsibility to the shareholders relating to the integrity of the Corporation’s financial statements, the Corporation’s compliance with legal and regulatory requirements, the qualifications, independence and performance of the Corporation’s independent auditor and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Corporation.

The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee Charter is set forth in Appendix A to this Proxy Statement and is available on the Corporation’s web page at www.premiercommunitybankshares.com.

The members of the Audit Committee are Joseph W. Hollis, Chairman, Clifton L. Good and Stephen T. Heitz, all of whom the Board in its business judgment has determined are independent as defined by Nasdaq’s listing standards.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Hollis qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee met five times in 2003.  For additional information regarding the Audit Committee, see “Audit Committee Report” on page 15 of this Proxy Statement.

Compensation Committee

The Compensation Committee reviews senior management’s performance and compensation and reviews and sets guidelines for compensation of all employees.  All decisions by the Compensation Committee relating to the compensation of the Corporation’s executive officers are reported to the full Board of Directors.

The members of the Compensation Committee are Wayne B. Ruck, Chairman, Walter H. Aikens and Paul R. Yoder, Jr., all of whom the Board in its business judgment has determined are independent as defined by Nasdaq’s listing standards.  The Compensation Committee met two times in 2003.  For additional information regarding the Compensation Committee, see “Compensation Committee Report on Compensation of Executive Officers” on page 8 of this Proxy Statement.

Executive Sessions

Executive sessions where non-employee directors meet on an informal basis are scheduled either before or after each regularly scheduled Board meeting.  At least once a year, the Board schedules an executive session including only independent directors.  The chairman for executive sessions rotates based on the subjects to be discussed at those sessions.

Director Nomination Process

The Corporation has not yet formally created a standing nominating committee.  The nominations process, however, is conducted solely by the Corporation’s independent directors, as required by Nasdaq’s listing standards, a process that has been successful in identifying appropriate directors and nominees.  The Corporation’s independent directors are Walter H. Aikens, Clifton L. Good, Stephen T. Heitz, Joseph W. Hollis, Wayne B. Ruck, and Paul R. Yoder, Jr.  When these individuals perform the nominating function, they act in accordance with the Corporation’s Articles of Incorporation and Bylaws.  The Corporation does not have a separate charter related to the nomination process.

Shareholders entitled to vote for the election of directors may submit candidates for consideration by Corporation if the Corporation receives timely written notice, in proper form, for each such recommended director nominee.  If the notice is not timely and in proper form, the nominee will not be considered by the Corporation.  To be timely for the 2005 annual meeting, the notice must be received within the time frame set forth in “Proposals for 2005 Annual Meeting of Shareholders” on page 16 of this Proxy Statement.  To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve, if elected, and information about the shareholder making the nomination and the person nominated for election.  These requirements are more fully described in Section 1.5 of the Corporation’s Bylaws, a copy of which will be provided, without charge, to any shareholder upon written request to the Secretary of the Corporation, whose address is Premier Community Bankshares, Inc., 4095 Valley Pike, Winchester, Virginia 22602.

The Corporation’s independent directors consider, at a minimum, the following factors in recommending to the Board potential new directors, or the continued service of existing directors:

•

the ability of the prospective nominee to represent the interests of the shareholders of the Corporation;

•

the prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•

the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors.

Annual Meeting Attendance

The Corporation encourages members of the Board of Directors to attend the annual meeting of shareholders.  All of the directors attended the 2003 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Premier Community Bankshares, Inc., 4095 Valley Pike, Winchester, Virginia 22602.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Corporation.  The Corporation promptly forwards, without screening, all such correspondence to the indicated directors.

Director Compensation

Each director of the Corporation is paid an annual retainer fee of $6,000 and directors’ fees for meetings attended as follows:

Board of Directors Meetings

$    500

Audit and Compensation Committee Meetings

$    200

Joseph W. Hollis, as Chairman of the Audit Committee, receives an additional $200 per Audit Committee meeting (for a total of $400 per meeting).

In addition, on September 9, 2003, the Corporation granted Meryl G. Kiser, in his capacity as an executive officer, an option to purchase 10,000 shares of Common Stock at $14.99 per share.  The option was exercisable immediately with respect to 2,500 shares and will become exercisable with respect to additional 2,500 on each of September 9, 2004, 2005, and 2006.

EXECUTIVE COMPENSATION AND

RELATED TRANSACTIONS

Compensation Committee Report on Compensation of Executive Officers

The Compensation Committee (the “Committee”), which is composed of the non-employee directors of the Corporation listed below, recommends to the Board of Directors of the Corporation the annual salary levels and any bonuses to be paid to the Corporation’s executive officers – Donald L. Unger, President and Chief Executive Officer, and John K. Stephens, Chairman of the Board.  The Committee also makes recommendations to the Board of Directors regarding the issuance of stock options and other compensation related matters.

The primary objective of the Corporation’s executive compensation program is to provide competitive levels of compensation to attract and retain highly skilled and motivated executive officers who will manage the Corporation in a manner to promote its growth and profitability and advance the interest of the Corporation’s shareholders.  As such, the compensation program is designed to provide levels of compensation that are reflective of both the individual’s and the Corporation’s performance in achieving its goals and objectives.

The elements of the Corporation’s compensation program include base annual salary and long-term incentives through the grants of stock options under the Corporation’s 1996 Long Term Incentive Plan and 2002 Long Term Incentive Plan, both of which were approved by shareholders.  The Corporation no longer issues any grants or awards under the 1996 Long Term Incentive Plan.

The Committee establishes annual salary ranges for both executive officer positions.  In establishing these ranges, the Committee balances the need to offer salaries that are competitive with peer companies with the need to maintain careful control of salary and benefits expense.  The Committee sets base salaries at levels competitive with amounts paid to senior executives with comparable qualifications, experience and responsibilities after comparing salary ranges of similarly sized banks located in Virginia.  The Virginia Bankers Association Salary Survey of Virginia Banks is used for comparison of salaries paid for similar positions and responsibilities.  In making compensation determinations for 2003, the Committee evaluated the performance of the executive officers based on the financial performance of the Corporation, achievements in implementing the Corporation’s long-term strategy, and the personal observations of the executive officers’ performance by the members of the Committee.  No particular weight was given to any particular aspects of the performance of the executive officers.

In addition, Mr. Unger’s compensation is governed by an employment agreement.  Under the terms of that agreement, he is eligible for base salary increases and bonuses as the Committee may determine.

Each year, the Committee also considers the desirability of granting long-term incentive awards under the 2002 Long Term Incentive Plan.  The Committee believes that grants of options focus the Corporation’s executive management on building profitability and shareholder value.  The Committee notes in particular its view that stock option grants afford a desirable long-term compensation method because they closely ally the interest of management with shareholder value.  In fixing the grants of stock options to executive officers, the Committee takes into account the respective scope of accountability and contributions of each executive officer.  The Committee elected to not make any grants to either executive officer under the 2002 Long Term Incentive Plan in 2003.

Compensation Committee

Wayne B. Ruck

Walter H. Aikens

Paul R. Yoder, Jr.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is a current or former officer of the Corporation or any of its subsidiaries.  In addition, there are no compensation committee interlocks with other entities with respect to any such member.

Executive Officer Compensation

The following table presents information concerning the compensation of Messrs. Stephens and Unger.  This table presents compensation for services rendered in all capacities to the Corporation and its subsidiaries by Mr. Stephens and by Mr. Unger in 2003, 2002 and 2001.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name	Year	Salary	Bonus	Other Annual Compen- sation ($)	Securities Underlying Options (#)	All Other Compensation (1)
John K. Stephens Chairman	2003 2002 2001	$151,594 141,900 137,800	$27,500 26,250 25,000	* * *	-- -- --	$30,753 27,176 14,096
Donald L. Unger President and Chief Executive Officer	2003 2002 2001	$143,325 136,500 130,000	$32,563 26,250 25,000	* * *	-- -- --	$33,763 31,603 26,022

________________________

*

All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for all officers named in the table.

(1)

For Mr. Stephens, amounts represent contributions to the Rockingham Heritage Bank Employee Retirement Plan on behalf of Mr. Stephens and the payment of director’s fees by the Corporation.  For Mr. Unger, amounts represent (i) contributions to Marathon’s 401(k) Plan and to Marathon’s Excess Benefit Plan on behalf of Mr. Unger pursuant to Mr. Unger’s employment agreement and (ii) the payment of directors’ fees by the Corporation.

Stock Options

The Corporation did not grant any stock options to Messrs. Stephens and Unger during 2003.  In addition, neither individual exercised any stock options during 2003.  The following table sets forth information with respect to stock options held by Messrs. Stephens and Unger as of December 31, 2003.

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at December 31, 2003 (#)		Value of Unexercised In-The-Money Options at December 31, 2003 ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
John K. Stephens	11,250	3,750	116,550	38,850
Donald L. Unger	33,750	3,750	401,400	38,850

_______________________

(1)

The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between (i) the fair market value of common stock underlying the options at December 31, 2003 and (ii) the exercise price of the options.

Equity Compensation Plan Information

The following table summarizes information concerning the Corporation’s equity compensation plans at December 31, 2003:

			Number of Shares
			Remaining Available
			for Future Issuance
	Number of Shares to		Under Equity
	be Issued upon	Weighted Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding Shares
	Outstanding Options	Outstanding Options	Reflected in First
Plan Category	and Warrants	and Warrants	Column)

Equity compensation plans approved by shareholders (1)
1996 Long Term Incentive Plan	220,275	$6.62	0
2002 Long Term Incentive Plan	75,000	11.14	365,000
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	295,275	$7.77	365,000

________________________

(1)

The Corporation has two stock option plans, the 1996 Long Term Incentive Plan and the 2002 Long Term Incentive Plan, both of which were approved by shareholders.  The Corporation no longer issues any grants or awards under the 1996 Long Term Incentive Plan.  The 2002 Long Term Incentive Plan, which replaced the 1996 Long Term Incentive Plan, authorizes the issuance of up to 650,125 shares of common stock.  This amount includes any unissued shares under outstanding grants or awards under the 1996 Long Term Incentive Plan (as disclosed in the table), and any shares that had been previously issued under that plan but were forfeited, expired, canceled or settled without the issuance of shares of common stock under that plan.

Employment Agreement

The Corporation and Mr. Unger entered into an employment agreement on April 1, 1998 (the “Agreement”).  The Agreement was automatically renewed on March 31, 2003 for a one-year period, and will automatically renew for successive one-year periods thereafter unless expressly terminated by the Corporation.

As compensation under the Agreement, Mr. Unger receives a base salary of $143,325.  As additional compensation under the Agreement and at the election and in the discretion of the Board of Directors, Mr. Unger may receive a bonus in the form of cash or options to purchase shares of Common Stock.  The Agreement permits Mr. Unger to participate in any benefit plans adopted by the Corporation under the same terms and conditions as other employees of the Corporation.

In the event of a change in control of the Corporation, the Agreement provides that Mr. Unger shall receive a cash payment equal to the greater of (i) the amount of salary due to Mr. Unger for the remainder of the term of the Agreement or (ii) the product of his annual salary and the multiple of the book value per share of Common Stock received by the Corporation’s shareholders in connection with such change of control, provided such multiple does not exceed three.

Certain Relationships and Related Transactions

Some of the directors and officers of the Corporation and their families are at present, as in the past, customers of one of the banking subsidiaries of the Corporation, and have had and expect to have transactions with one or more of the subsidiary banks in the ordinary course of business.  In addition, some of the directors and officers of the Corporation or its subsidiaries are at present, as in the past, also directors and officers of corporations that are customers of the subsidiary banks and that have had or expect to have transactions with the subsidiary banks in the ordinary course of business.  Such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than normal risk of collectibility or present other unfavorable features.

As of December 31, 2003, the aggregate amount of loans, direct and indirect, from Marathon and Rockingham to the directors and executive officers of the Corporation, Marathon and Rockingham, and entities in which they own significant interest, was $7,232,000.

Rockingham has a lease agreement with Village Square Plaza, LLC, of which Wayne B. Ruck, a director of the Corporation, owns 16.7%.  The lease relates to Rockingham’s branch at 54 Franklin Street, Suite 102, Weyers Cave, Virginia.  The lease became effective in December 2000 and terminates in December 2026.  The rent paid on the lease totaled $28,494 for the year 2003.

The firm of Litten and Sipe, L.L.P. of which Stephen T. Heitz, a director of the Corporation, is a partner, rendered legal services to Rockingham in 2003.

Stock Performance Graph

The following graph compares the cumulative total return to the shareholders of the Corporation for the last five fiscal years with the total return on the Nasdaq Composite Index and the SNL Southeast Bank Index, as reported by SNL Financial LC, assuming an investment of $100 in shares of Common Stock on December 31, 1998, and the reinvestment of dividends.

PROPOSAL TWO

APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, upon recommendation by the Corporation’s Audit Committee, has appointed, subject to shareholder approval, the firm of Yount, Hyde & Barbour, P.C. as independent public accountants to audit the consolidated financial statements of the Corporation for the fiscal year ending December 31, 2004.  Yount, Hyde & Barbour, P.C. audited the financial statements of the Corporation for the year ended December 31, 2003.  A majority of the votes cast by holders of shares of Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPOINTMENT OF YOUNT, HYDE & BARBOUR, P.C. AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

AUDIT INFORMATION

General

The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Appendix A to this Proxy Statement.  The three members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services rendered for the audit of the Corporation’s annual financial statements for the fiscal years ended December 31, 2003 and 2002, and for the review of the financial statements included in the Corporation’s Quarterly Reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $60,850 for 2003 and $59,250 for 2002.

Audit Related Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2003 and December 31, 2002 were $54,340 and  $57,917, respectively.  During 2003 and 2002, these services included Information Technology systems audit, FHLB collateral verification audit, ACH agreed-upon procedures, Public Funds agreed-upon procedures, BSA agreed-upon procedures, fraud investigation procedures and consultation concerning financial accounting and reporting standards and other related issues.

Tax Fees

The aggregate fees billed by Yount, Hyde & Barbour, P.C. for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and December 31, 2002 were $3,800 and  $3,700, respectively.  During 2003 and 2002, these services included the preparation of federal and state tax returns.

All Other Fees

There were no fees billed by Yount, Hyde & Barbour, P.C. for any other services rendered to the Corporation for the fiscal year ended December 31, 2003.  The aggregate fees billed by Yount, Hyde & Barbour, P.C. for all other services rendered to the Corporation for the fiscal year ended December 31, 2002 were $35,535.  During 2002, other services included agreed-upon procedures for the internal audit function.

Pre-Approved Services

All services not related to the annual audit and quarterly review of the Corporation’s financial statements, as described above, were pre-approved by the Audit Committee, which concluded that the provision of such services by Yount, Hyde & Barbour, P.C. was compatible with the maintenance of that firms’ independence in the conduct of their auditing functions. The Audit Committee’s Charter, which is attached as Appendix A to this Proxy Statement, provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

Audit Committee Report

Management is responsible for the Corporation’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Corporation and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

Joseph W. Hollis, Chairman

Clifton L. Good

Stephen T. Heitz

PROPOSALS FOR 2005 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation’s principal executive offices at 4095 Valley Pike, Winchester, Virginia 22602 no later than November 29, 2004, in order for the proposal to be considered for inclusion in the Corporation’s Proxy Statement for that meeting.  The Corporation presently anticipates holding the 2005 annual meeting of shareholders on May 3, 2005.

The Corporation’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2005 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 45 days prior to the date of the 2005 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2005 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 45 days prior to the date of the 2005 annual meeting.  The notice must include a description of the proposed business, the reasons therefor, and other specified matters.  Any shareholder may obtain a copy of the Corporation’s Bylaws, without charge, upon written request to the Secretary of the Corporation.  Based upon an anticipated date of May 3, 2005 for the 2005 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 19, 2005.

OTHER MATTERS

The Board of Directors knows of no other matters that may come before this meeting.  If any matters other than those referred to should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

THE CORPORATION’S ANNUAL REPORT FOR THE FISCAL YEAR ENDED    DECEMBER 31, 2003, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  ADDITIONAL COPIES OF THE CORPORATION’S ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE SECRETARY, PREMIER COMMUNITY BANKSHARES, INC., WHOSE ADDRESS IS 4095 VALLEY PIKE, WINCHESTER, VIRGINIA  22602.  THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

By Order of the Board of Directors

/s/ Joseph W. Hollis

Joseph W. Hollis, Secretary

Appendix A

PREMIER COMMUNITY BANKSHARES, INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the “Committee”) shall assist the Board of Directors in its oversight of (1) the integrity of the Corporation’s financial statements and its financial reporting and disclosure practices, (2) the appointment, compensation, and oversight of the independent accountants of the Corporation, (3) the soundness of the Corporation’s systems of internal controls regarding finance and accounting compliance, (4) the independence and performance of the Corporation’s internal audit staff, and (5) compliance with applicable legal, ethical, and regulatory requirements.  In doing so, it is the responsibility of the Committee to provide an open avenue of communication between the Committee, the Board of Directors, Management, the internal auditor, the compliance officer and the independent accountants.  The Committee may adopt such policies and procedures as it may deem nec essary or appropriate to carry out its responsibilities under this charter.

Membership

The Committee shall consist of at least three Directors.  The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc. (the “NASDAQ”) and the U. S. Securities and Exchange Commission (the “SEC”).  In particular, each Committee member shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.  In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in that member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board of Directors shall appoint members annually, with one of the members appointed by the Committee as Committee Chair.  It is the responsibility of the Chairman to schedule and preside at all meetings of the Committee and to ensure the Committee has a written agenda for its meetings.

Meetings and Reports

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.  The Committee is to meet in separate executive sessions with Management, its independent accountants, its internal auditor, and the compliance officer at least once each year and at other times when considered appropriate to fulfill its responsibilities.

The Committee shall report regularly to the Board of Directors any material issues that arise with respect to the quality or integrity of the Corporation’s financial statements, the Corporation’s compliance with legal or regulatory requirements, the performance and independence of the Corporation’s independent accountant or the performance of the internal audit function.  In addition, the Committee shall annually report to the Board of Directors its conclusions with respect to the performance and independence of the Corporation’s independent accountant.

Authority

In discharging its oversight role, the Committee is empowered to investigate any matters within the Committee’s scope of responsibilities.  The Committee shall have unrestricted access to members of Management and relevant information.  The Committee may retain independent counsel, accountants or other advisors as it determines necessary to carry out its duties.  The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and other services, and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Responsibilities and Duties

The Committee shall review and assess annually the Committee’s formal charter and recommend to the Board of Directors any needed revisions thereto.  In performing its oversight responsibilities, the Committee shall:

Independent Accountants

1.

Be directly responsible for the appointment, compensation, and oversight of the work of the independent accountants, for the purpose of preparing or issuing an audit report or related work, and the independent accountants shall report directly to the Committee.

2.

Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent accountants, subject to the de minimus exceptions for permissible non-audit services that are subsequently approved by the Committee.  (The Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals.)

3.

Receive a formal written report and other periodic information from the independent accountants regarding the independence of the independent accountants, discuss such information with the independent accountants, and take appropriate actions to satisfy itself of the independent accountants’ independence.

4.

Review the scope and approach of the annual audit with the independent accountants.

5.

Instruct the independent accountants to communicate directly to the Committee any serious difficulties or disputes with Management.  The independent accountants are responsible to the Committee and, ultimately, to the Board of Directors.

6.

Obtain and review at least annually a report by the independent accountant describing the independent accountant’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review or peer review of the independent accountant.

Financial Statement and Disclosure Matters

7.

Ensure that the independent accountants review the Corporation’s quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q.

8.

Advise Management, based upon its review and discussion, whether anything has come to the Committee’s attention that causes it to believe that the audited financial statements included in the Corporation’s Annual Report on Form 10-K contain an untrue statement of material fact or omit the statement of a necessary material fact.

9.

Provide a report for inclusion in the Corporation’s proxy statement or other SEC filings required by applicable laws and regulations and stating among other things whether the Committee has:

•

Reviewed and discussed the audited financial statements with Management.

•

Discussed with the independent accountants the matters required to be discussed by Auditing Standards No. 61 (Communication with Audit Committees).

•

Received disclosures from the independent accountants regarding their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the accountants their independence.

•

Recommend to the Board of Directors that the audited financial statements be included in the Form 10-K.

10.

Review with the independent accountants at the completion of the annual audit:

•

The Corporation’s annual financial statements and related footnotes.

•

The independent accountants’ audit of the financial statements in their report.

•

Any significant changes required in the independent accountants’ audit plan.

•

Any disputes with Management or other problems or difficulties encountered during the audit.

•

Other matters related to conduct that should be communicated to the Committee under generally accepted auditing standards.

11.

Review and discuss with Management and the independent accountants:

•

Significant accounting principles, financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements.

•

All critical accounting practices and practices to be used.

•

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

•

Other material written communications between the independent accountants and Management, such as any management letter or schedule of unadjusted differences.

12.

Resolve, as it deems appropriate, all disagreements between Management and the independent accountant.

13.

Review disclosures made to the Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving Management or other employees who have a significant role in the Corporation’s internal controls.

14.

Discuss with Management and the independent accountant the types of information to be disclosed and the type of presentation to be made in earnings press releases.

15.

Review with Management any comment letters received by Management from the NASDAQ or the SEC concerning any filings by the Corporation.

Internal Audit and Compliance

16.

Evaluate the internal audit and compliance role, activities, organizational structure, and the annual internal audit and compliance plans with the appropriate focus on risk assessment and risk management.

17.

Consider and review with Management:

•

Significant findings and Management’s response, including the timetable for implementation to correct weaknesses.

•

Any difficulties encountered in the course of internal audits and compliance reviews such as restrictions on the scope of work or access to information.

•

Any changes required in the planned scope of audits and compliance reviews.

•

The evaluation of the audit and compliance staff.

Internal Controls and Risk Assessment

18.

Review and evaluate the effectiveness of the Corporation’s process for assessing significant risks or exposures and the steps Management has taken to monitor and control such risks to the Corporation.

19.

Assess the effectiveness of or weaknesses in the Corporation’s internal controls, including the status and adequacy of information systems and security.

20.

Review any related significant findings and recommendations of the independent accountants, the internal auditor and the compliance officer together with Management’s responses, including the timetable for implementation of recommendations to correct weaknesses in the internal controls.

21.

Discuss with Management, the internal auditor, the compliance officer and the Corporation’s independent accountants the status and adequacy of management information systems including the significant risks and major controls over such risks.

Compliance with Laws and Regulations

22.

Ascertain whether the Corporation has an effective process for determining risks and exposure from asserted and unasserted litigation and claims from noncompliance with laws and regulations.

23.

Review with the Corporation’s counsel and others, as necessary, any legal, tax, or regulatory matters that may have a material impact on the Corporation’s operations and the financial statements.

Code of Ethical Conduct

24.

Review and monitor, as appropriate, with the independent accountants the administration of and compliance with the Foreign Corrupt Practices Act.

25.

Periodically review the Corporation’s Code of Conduct to ensure Management has established a system to enforce the Code.

26.

Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by the employees of the Corporation of concerns regarding questionable accounting or auditing practices.

Annual Review

27.

Conduct an annual performance evaluation of the Committee, including, without limitation, an evaluation of the fulfillment of its responsibilities under this charter and applicable laws and regulations.

The Committee relies on the expertise and knowledge of Management, the internal auditor, the compliance officer, and the independent accountants in carrying out its oversight responsibilities.  Management of the Corporation is responsible for determining the Corporation’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles.  The independent accountants are responsible for auditing the Corporation’s financial statements.  It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to ensure compliance with laws and regulations of the Corporation’s internal policies, procedures and controls.

                                          [DEFINITIVE FORM OF PROXY]

[X] PLEASE MARK VOTES                          REVOCABLE PROXY
    AS IN THIS EXAMPLE                 PREMIER COMMUNITY BANKSHARES, INC.
                                                                                                                With-   For All
                                                                                                        For     hold    Except
     Annual Meeting of Shareholders - May 4, 2004           1.  To  elect  as  directors  the  three    [ ]      [ ]      [ ]
                                                                persons  listed  as  nominees  below
  Proxy Solicited on Behalf of the Board of Directors           for   terms  of  three   years  each
  ---------------------------------------------------           expiring   at   the   2007    annual
                                                                meeting of shareholders.
   The  undersigned  hereby  appoints Clifton  L.  Good,
Stephen T. Heitz, and Joseph W. Hollis,  jointly   and            Walter H. Aikens        Meryl G. Kiser       Paul R. Yoder, Jr.
severally,  proxies,  with full power to act alone,  and
with  full  power  of  substitution,  to  represent  the    (INSTRUCTION:  To  withhold  authority  to vote  for  any  individual
undersigned and to vote, as designated on the right side    nominee, mark "For All Except" and  write that  nominee's name on the
of this proxy and upon any and all other matters that may   space provided below.)
properly be brought before such meeting, all shares of      _____________________________________________________________________
Common Stock that the undersigned would be entitled to vote                                             For    Against  Abstain
at the  Annual Meeting of Shareholders of Premier Community 2.  To ratify the  appointment  of the      [ ]      [ ]      [ ]
Bankshares, Inc., a Virginia corporation (the "Corporation"),   firm  of  Yount,  Hyde &  Barbour,
to be held at the Spotswood County Club, 1980 Country Club      P.C. as  independent  auditors for
Road, Harrisonburg, Virginia on May 4, 2004 at 3:00 p.m.,       the  Corporation  for  the  fiscal
local  time,  or  any   adjournments  thereof, for  the         year ending December 31, 2004.
following purposes:
                                                            3.  In their discretion,  the proxies are authorized to vote upon any other business that may properly come before the meeting,  or any adjournment thereof.

                                      -------------------
   Please be sure to sign and date    |Date             |   PLEASE CHECK BOX IF YOU PLAN TO ATTEND  --------------------->[ ]
     this Proxy in the box below.     |                 |   THE MEETING.
 --------------------------------------------------------

                                                              THIS  PROXY, WHEN PROPERLY EXECUTED, WILL BE  VOTED  IN THE  MANNER
                                                            DIRECTED HEREIN BY THE SHAREHOLDER.  IF NO DIRECTION  IS GIVEN,  THIS
                                                            PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEM 2.

  -Shareholder sign above---Co-holder (if any) sign above-

 ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                       PREMIER COMMUNITY BANKSHARES, INC.
--------------------------------------------------------------------------------
  If signing as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such.

                   PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED,  PLEASE  CORRECT THE ADDRESS IN THE SPACE  PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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